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                                                                    EXHIBIT 99.1

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                                REVOCABLE PROXY

                          CHARTER FEDERAL SAVINGS BANK

                         ANNUAL MEETING OF STOCKHOLDERS

                                         , 1995

                                   10:00 A.M.

   The undersigned hereby appoints the Board of Directors of Charter Federal Savings Bank, with full power of substitution, to act as attorneys and proxies for the undersigned, and to vote all shares of common stock of Charter Federal Savings Bank, which the undersigned is entitled to vote
   only at the Annual Meeting of Stockholders, to be held at         , on
          , 1995, at 10:00 a.m., and at any and all adjournments thereof, as follows:

   1. The approval and adoption of the Agreement and Plan of Reorganization dated as of May 17, 1995 between Charter Federal Savings Bank and First American Corporation, a bank holding company organized under the laws of the State of Tennessee, and a related Agreement and Plan of Merger and Combination.
     / / FOR                    / / AGAINST                    / / ABSTAIN

   2. The election of all nominees listed below for terms of three years each or until the proposed merger transaction is consummated (except as marked to the contrary below).

   Mr. E.L. Byington, Jr., Ms. Lois A. Clarke, and Messrs. Clifford R. Quesenberry, Sr. and John G. Wampler.

                  / / FOR                    / / VOTE WITHHELD

   INSTRUCTION: To withhold your vote for any individual nominee, write that nominee's name on the line provided below.

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   3. The ratification of the appointment of Price Waterhouse LLP as independent auditors for Charter Federal Savings Bank for the fiscal year ending June 30, 1996.
     / / FOR                    / / AGAINST                    / / ABSTAIN

   4. The approval of the adjournment of the Annual Meeting for up to 29 days, if necessary, in order to solicit proxies if shareholders holding two-thirds of the votes eligible to be cast at the Annual Meeting do not submit proxies voting in favor of Proposal 1.

     / / FOR                    / / AGAINST                    / / ABSTAIN
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED
   PROPOSALS.

                  (continued, and to be signed, on other side)
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                          (continued from other side)

        THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED "FOR" THE PROPOSALS LISTED. If any other business is presented at the Annual Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned acknowledges receipt from charter Federal Savings Bank prior to the execution of this proxy of a Notice of Annual
     Meeting and of a Proxy Statement/Prospectus dated        , 1995.
                                            Dated:

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                                               SIGNATURE OF SHAREHOLDER

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                                               SIGNATURE OF SHAREHOLDER

                                            Please sign exactly as your
                                            name appears on this card. When
                                            signing as attorney, executor,
                                            administrator, trustee or
                                            guardian, please give your full
                                            title. If shares are hold
                                            jointly, each holder may sign
                                            but only one signature is
                                            required

    PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED
                             POSTAGE-PAID ENVELOPE.
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